Exhibit 99.1

DELTEK REPORTS RECORD REVENUES FOR THIRD QUARTER 2007

License and Total Revenues Increase 28%

Net Income Increases 138%

HERNDON, Va. – November 29, 2007 – Deltek, Inc. (Nasdaq: PROJ), the leading provider of enterprise applications software for project-focused businesses, today announced financial results for its third quarter ended September 30, 2007.

License revenue for the quarter was $21.4 million, an increase of 28% from the third quarter of 2006. Q3 2007 consulting services revenue increased 34% to $22.8 million, and maintenance and support services revenue increased 24% to $26.1 million over the prior year period. Total revenue for Q3 2007 increased 28% from Q3 2006 to $70.4 million, a new Company record.

GAAP net income for the third quarter of 2007 increased 138% to $5.8 million, or $0.14 per diluted share, compared to $2.4 million, or $0.06 per diluted share, in the third quarter of 2006. Non-GAAP net income for Q3 increased 114% to $7.6 million, or $0.19 per diluted share, compared to $3.6 million, or $0.09 per diluted share, in the third quarter of 2006. Non-GAAP net income excludes the net impact of the following charges: New Mountain Capital advisory and transaction fees, stock-based compensation, retention payments associated with the Company’s 2005 recapitalization and amortization of acquired intangible assets (see the reconciliations included in this press release).

“Our strong top line and bottom line performance across all aspects of our business reflects our ability to deliver mission critical business applications to project-based organizations,” said Kevin Parker, president and CEO of Deltek. “Our broad range of industry leading solutions and our commitment to our customers’ success have been the key contributors in driving our growth to date and position us well to successfully compete in this large and growing market.”

Key Developments

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Deltek recently announced the general availability of Vision 5, the latest version of its industry-leading software solution for project-focused professional services firms. Vision 5 delivers enhanced resource management capabilities that complement the specialized project management, accounting, sales and marketing, time and expense capture, and billing capabilities that have made Vision the enterprise software system of choice for project-focused professional services firms. Customers of all sizes rely on Vision to provide real-time visibility into key business functions so they can maximize profitability, improve cash flow and increase resource utilization across the enterprise.

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Deltek also recently announced the general availability of Costpoint 6, the latest version of its industry-leading financial management and project accounting software designed for project-driven organizations, including government contractors and other entities requiring sophisticated compliance and cost management functionality. Costpoint 6 delivers significant enhancements, including Wide Area Workflow for improved Department of Defense compliance requirements, streamlined billing, enhanced cash forecasting, multicurrency consolidations, and a new master production scheduling capability.

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In September, Deltek expanded its senior leadership team by hiring Dave Hare as the executive vice president of global support. Hare’s 30+ years of enterprise software customer support experience, including strategic positions at Oracle, PeopleSoft and Redback Networks, will enhance Deltek’s world-class customer support initiatives.

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Deltek also recently made another significant executive hire with the addition of Chris Hodge as the managing director in charge of Deltek’s UK operations. With over 25 years of experience leading international business initiatives for several world-class organizations, Hodge will be instrumental in driving Deltek’s international expansion plans.

Conference Call Information

Deltek will host a conference call at 5:00 p.m. Eastern Standard Time today to discuss the Company’s third quarter results. To access this call, dial 1-877-381-6419 in North America and 1-706-643-9496 outside North America. The conference call also will be available via webcast at http://investor.deltek.com. A replay of this call will be available through December 6, 2007. To access this replay, dial 1-800-642-1687 in North America and 1-706-645-9291 outside North America, confirmation number 23959906.

About Deltek

Deltek (NASDAQ: PROJ) is the leading provider of enterprise applications software designed specifically for project-focused businesses. For more than two decades, our software applications have enabled organizations to automate mission-critical business processes around the engagement, execution and delivery of projects. More than 12,000 customers worldwide rely on Deltek to measure business results, optimize performance, streamline operations and win new business. Visit www.deltek.com.

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Use of Non-GAAP Financial Measures

This press release and the related conference call described above contain certain non-GAAP financial measures, including non-GAAP net income and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net income before the impact of the following charges, each net of tax: New Mountain Capital advisory and transaction fees, stock-based compensation, retention payments associated with the Company’s recapitalization and amortization of acquired intangible assets. Adjusted EBITDA is defined as GAAP net income before depreciation, amortization, interest expenses (net of interest income and other), provision for (benefit from) income taxes, stock-based compensation expenses, New Mountain Capital advisory and transaction fees and retention payments associated with the Company’s 2005 recapitalization.

The Company believes that the presentation of these non-GAAP financial measures provides useful information to its investors and lenders because these measures enhance their overall understanding of the Company’s financial performance and the prospects for the future of the Company’s ongoing business operations. The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Adjusted EBITDA is also used as the basis for the Company’s calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and Adjusted EBITDA, which are set forth below.

Forward-Looking Statements

This press release and related conference call contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. Before you invest in our common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on our business, results of operation and financial position.

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Any forward-looking statement made by us in this press release or related conference call speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
REVENUES:
Software license fees	$21,350	$16,647	$59,999	$51,415
Consulting services	22,776	16,978	61,046	45,846
Maintenance and support services	26,088	21,093	75,463	60,549
Other revenues	190	350	4,719	3,326

Total revenues	70,404	55,068	201,227	161,136

COST OF REVENUES:
Cost of software license fees	1,773	1,655	6,003	4,945
Cost of consulting services	19,347	13,893	52,763	38,548
Cost of maintenance and support services	4,428	3,973	12,177	11,332
Cost of other revenues	175	310	5,187	4,420

Total cost of revenues	25,723	19,831	76,130	59,245

GROSS PROFIT	44,681	35,237	125,097	101,891

Research and development	10,960	9,740	31,653	26,836
Sales and marketing	11,604	10,208	32,201	26,371
General and administrative	7,381	6,769	21,724	18,835

Operating expenses	29,945	26,717	85,578	72,042

INCOME FROM OPERATIONS	14,736	8,520	39,519	29,849
Interest income	32	65	200	343
Interest expense	(4,740)	(4,617)	(13,973)	(15,451)
Other (expense) income, net	(30)	17	5	25

INCOME BEFORE INCOME TAXES	9,998	3,985	25,751	14,766
Income tax expense	4,174	1,539	10,357	5,835

NET INCOME	$5,824	$2,446	$15,394	$8,931

EARNINGS PER SHARE
Basic	$0.15	$0.06	$0.39	$0.23

Diluted	$0.14	$0.06	$0.37	$0.22

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	39,450	39,417	39,433	39,299

Diluted weighted average shares	41,102	40,535	41,054	40,222

DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	September 30,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,406	$6,667
Accounts receivable, net of allowance of $2,137 and $1,960 at September 30, 2007 and December 31, 2006, respectively	44,499	39,987
Deferred income taxes	5,249	6,961
Prepaid expenses and other current assets	10,843	4,771
Income taxes receivable	1,743	—

TOTAL CURRENT ASSETS	66,740	58,386

PROPERTY AND EQUIPMENT, NET	11,593	8,576
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET	2,718	3,480
INTANGIBLE ASSETS, NET	14,220	16,169
GOODWILL	49,826	44,519
OTHER ASSETS	2,784	3,358

TOTAL ASSETS	$147,881	$134,488

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Current portion of long-term debt	$27,150	$20,150
Accounts payable and accrued expenses	29,371	28,671
Accrued liability for redemption of stock in recapitalization	569	5,349
Deferred revenues	22,065	26,612
Income taxes payable	—	166

TOTAL CURRENT LIABILITIES	79,155	80,948

LONG-TERM DEBT	208,763	210,375
LONG-TERM DEFERRED INCOME TAXES	787	3,760
OTHER TAX LIABILITIES	718	—
OTHER LONG-TERM LIABILITIES	2,653	3,470

TOTAL LIABILITIES	292,076	298,553

SHAREHOLDERS’ DEFICIT:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; issued and outstanding, 0 and 100 shares at September 30, 2007 and December 31, 2006, respectively	—	—
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 39,450,217 and 39,405,993 shares at September 30, 2007 and December 31, 2006, respectively	39	39
Class A common stock, $0.001 par value—authorized, 100 shares; issued and outstanding, 100 and 0 shares at September 30, 2007 and December 31, 2006, respectively	—	—
Additional paid-in capital	116,813	112,350
Accumulated deficit	(260,549)	(275,943)
Accumulated other comprehensive income	(498)	(511)

TOTAL SHAREHOLDERS’ DEFICIT	(144,195)	(164,065)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$147,881	$134,488

DELTEK, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,394	$8,931
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	1,251	1,111
Depreciation and amortization	6,959	5,908
Amortization of debt issuance costs	657	2,826
Stock-based compensation expense	3,876	1,107
Stock issued in lieu of director's fees	—	20
Loss on disposal of fixed assets	214	28
Deferred income taxes	(1,624)	1,786
Change in assets and liabilities:
Accounts receivable, net	(5,259)	(10,362)
Prepaid expenses and other assets	(1,265)	1,022
Accounts payable and accrued expenses	(946)	5,728
Interest payable on shareholder notes	—	(5,467)
Income taxes payable/receivable	(1,577)	2,750
Other tax liabilities	22	—
Other long-term liabilities	(817)	947
Deferred revenues	(4,760)	240

Net Cash Provided by Operating Activities	12,125	16,575

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	(5,947)	(32,099)
Purchase of property and equipment	(6,004)	(4,048)
Capitalized software development costs	(412)	(777)

Net Cash Used in Investing Activities	(12,363)	(36,924)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock	87	1,051
Redemption of stock and shareholder payments in recapitalization	(4,780)	—
Proceeds from the issuance of debt	20,000	117,000
Debt issuance costs	—	(1,311)
Repayment of debt	(14,612)	(107,362)
Public offering transaction costs	(2,802)	—

Net Cash (Used in) Provided by Financing Activities	(2,107)	9,378

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	84	20

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,261)	(10,951)
CASH AND CASH EQUIVALENTS—Beginning of period	6,667	17,679

CASH AND CASH EQUIVALENTS—End of period	$4,406	$6,728

DELTEK, INC.

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net Income (GAAP Basis)	$5,824	$2,446	$15,394	$8,931
NMC Advisory and Transaction Fees	—	125	250	2,375
Stock-based Compensation	1,620	441	3,876	1,107
Recapitalization Retention Expense	193	231	602	649
Depreciation	977	575	2,416	1,776
Amortization	1,514	1,539	4,543	4,132
Interest Expense, net	4,708	4,552	13,773	15,108
Income Tax Provision	4,174	1,539	10,357	5,835

Adjusted EBITDA	$19,010	$11,448	$51,211	$39,913

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME (in thousands) (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Net Income (GAAP Basis)	$5,824	$2,446	$15,394	$8,931
Income Tax Expense	4,174	1,539	10,357	5,835

Pre-Tax Income (GAAP Basis)	$9,998	$3,985	$25,751	$14,766
Adjustments:
NMC Advisory and Transaction Fees	—	125	250	2,375
Stock-based Compensation	1,620	441	3,876	1,107
Recapitalization Retention Expense	193	231	602	649
Amortization of Acquired Intangibles	1,130	1,036	3,369	2,697

Adjusted Pre-Tax Income	12,941	5,818	33,848	21,594
Less: Adjusted Income Tax Expense	5,334	2,261	13,547	8,525

Non-GAAP Net Income	$7,607	$3,557	$20,301	$13,069

Non-GAAP Earnings Per Share (diluted)	$0.19	$0.09	$0.49	$0.32

Weighted Average Shares	41,102	40,535	41,054	40,222

STOCK-BASED COMPENSATION AND RECAPITALIZATION RETENTION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Cost of Software License Fees	$0	$1	$2	$2
Cost of Consulting Services	365	93	833	264
Cost of Maintenance and Support Services	58	31	128	86
Research and Development	441	175	1,096	507
Sales and Marketing	343	130	853	326
General and Administrative	606	242	1,566	571

Total	$1,813	$672	$4,478	$1,756

AMORTIZATION AND DEPRECIATION EXPENSES (in thousands) (unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Cost of Software License Fees	$816	$887	$2,463	$2,153
Cost of Consulting Services	341	196	807	604
Cost of Maintenance and Support Services	112	63	263	195
Research and Development	268	166	822	814
Sales and Marketing	830	736	2,260	1,968
General and Administrative	124	66	344	174

Total	$2,491	$2,114	$6,959	$5,908

Investor Relations Contact: Dave Spille VP, Investor Relations Deltek, Inc. 703.885.9423 davespille@deltek.com	Media Relations Contact: Warren Brown VP, Strategic Communications Deltek, Inc. 703.885.9746 warrenbrown@deltek.com